Domo Announces Third Quarter Fiscal 2021 Financial Results
Subscription Revenue Increased 24%; Achieved Cash-Flow Milestone

Silicon Slopes, Utah - December 3, 2020 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal third quarter ended October 31, 2020.

Fiscal Third Quarter Results
•Total revenue was $53.6 million, an increase of 20% year over year
•Subscription revenue was $46.9 million, an increase of 24% year over year
•Subscription revenue represented 87% of total revenue
•Billings were $55.7 million or 25% year-over-year growth
•Revenue allocated to remaining performance obligations (RPO) was $248.8 million as of October 31, 2020, an increase of 21% year over year
•RPO expected to be recognized as revenue in the next twelve months was $153.9 million as of October 31, 2020, an increase of 22% year over year
•Net cash used in operating activities was $1.7 million, while adjusted net cash provided by operating activities was $1.4 million
•GAAP subscription gross margin was 80%, an improvement of 4 percentage points from Q3 FY20
•Non-GAAP subscription gross margin was 81%, an improvement of 4 percentage points from Q3 FY20
•GAAP operating margin improved by 24 percentage points year over year
•Non-GAAP operating margin improved by 31 percentage points year over year
•GAAP net loss was $22.2 million, and GAAP net loss per share was $0.75, based on 29.5 million weighted-average shares outstanding
•Non-GAAP net loss was $11.9 million, and non-GAAP net loss per share was $0.40, based on 29.5 million weighted-average shares outstanding
•Cash and cash equivalents were $83.8 million as of October 31, 2020

“In Q3, we achieved strong growth and delivered on the commitment we made at our IPO to grow revenue while getting to cash-flow positive with the cash we had on hand,” said Josh James, founder and CEO. “This is a huge financial milestone for our company and a result of listening to our customers and building what they need, and having every employee put their hearts and souls into this mission. Our strong results and our improved financial position give us the confidence to invest in the significant growth opportunity in front of us. I want to extend a huge thank you to our customers, our employees and investors who have been part of this ongoing journey of building a world-class enterprise software business.”

Recent Highlights
We believe the following points and accolades demonstrate our commitment to product innovation, go-to-market initiatives and customer success:
•Domo was named Winner with its customer Unilever in Ventana Research's Digital Leadership Awards for Analytics. This award was based on the use of Domo to support Unilever's United for America, a national philanthropic program that provided more than $25 million in goods and services to communities in need.
•Domo was ranked an Overall Experience Leader and a Credibility Leader in Dresner Advisory Services' 2020 SME Business Intelligence Market Study.
•Domo received industry recognitions in Gartner Research’s Digital Markets brands Capterra Top 20 - Statistical Analysis (August 2020) and GetApp Category Leader - Statistical Analysis (August 2020).
•Domo has been named a Best Company to Work For by Utah Business Magazine for the ninth consecutive year.
•Domo achieved SAP-certified integration with SAP HANA®. The SAP® Integration and Certification Center (SAP ICC) has certified that Domo integrates with SAP HANA using standard integration technologies.

Business Outlook
Based on information available as of December 3, 2020, Domo is providing the following guidance for its fourth fiscal quarter and full year fiscal 2021:
Q4 Fiscal 2021
•Revenue is expected to be in the range of $53.3 million to $54.3 million
•Non-GAAP net loss per share is expected to be between $0.42 and $0.46 based on 30.1 million weighted-average shares outstanding
Full Year Fiscal 2021
•Revenue is expected to be in the range of $206.6 million to $207.6 million
•Non-GAAP net loss per share is expected to be between $1.83 and $1.87 based on 29.3 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2021 third quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. Participants can register for the call in advance by visiting http://www.directeventreg.com/registration/event/4296169. Instructions will be shared on how to join the call after registering.

A replay will be available at (800) 585-8367 or (416) 621-4642 with conference ID #4296169 following the completion of the conference call until 11:59p.m. (ET) December 17, 2020.

About Domo
Domo is the Business Cloud, empowering organizations of all sizes with BI leverage at cloud scale in record time. With Domo, BI-critical processes that took weeks, months or more can now be done on-the-fly, in minutes or seconds, at unbelievable scale.  For more information about how Domo (Nasdaq: DOMO) helps its customers go fast, go big and go bold, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share and adjusted net cash used in operating activities. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for its fourth fiscal quarter and full fiscal year 2021, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 10, 2020 and the Quarterly Report on

Form 10-Q for the fiscal quarter ended October 31, 2020 expected to be filed with the SEC on or about December 10, 2020, as well as risks to our business related to the COVID-19 outbreak.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo, Domo Business Cloud and Domo is the Business Cloud are registered trademarks of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2019	2020	2019	2020
Revenue:
Subscription	$37,841	$46,906	$107,105	$133,689
Professional services and other	6,925	6,739	20,119	19,648
Total revenue	44,766	53,645	127,224	153,337
Cost of revenue:
Subscription (1)	9,045	9,372	25,896	27,288
Professional services and other (1)	5,418	5,106	15,582	14,948
Total cost of revenue	14,463	14,478	41,478	42,236
Gross profit	30,303	39,167	85,746	111,101

Operating expenses:
Sales and marketing (1)	29,784	29,609	95,234	86,089
Research and development (1)	17,578	16,504	51,723	49,874
General and administrative (1), (2), (3)	9,590	11,929	26,882	31,355
Total operating expenses	56,952	58,042	173,839	167,318
Loss from operations	(26,649)	(18,875)	(88,093)	(56,217)

Other expense, net (1)	(2,368)	(3,215)	(7,175)	(8,356)
Loss before provision for income taxes	(29,017)	(22,090)	(95,268)	(64,573)
Provision for income taxes	84	131	529	446
Net loss	$(29,101)	$(22,221)	$(95,797)	$(65,019)

Net loss per share (basic and diluted)	$(1.05)	$(0.75)	$(3.50)	$(2.24)
Weighted-average number of shares (basic and diluted)	27,638	29,533	27,345	28,998

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$151	$377	$341	$750
Professional services and other	123	273	276	494
Sales and marketing	2,135	3,301	8,184	7,670
Research and development	1,493	2,716	4,852	6,595
General and administrative	1,533	3,452	3,953	8,172
Other expense, net	47	172	142	267
Total stock-based compensation expenses	$5,482	$10,291	$17,748	$23,948

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20	$60	$60

(3) Includes reversal of contingent tax-related accrual, as follows:
General and administrative	$—	$—	$(1,293)	$—

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	October 31,
	2020	2020
Assets
Current assets:
Cash and cash equivalents	$80,843	$83,813
Short-term investments	17,967	—
Accounts receivable, net	47,967	37,788
Contract acquisition costs	12,676	13,013
Prepaid expenses and other current assets	12,809	9,112
Total current assets	172,262	143,726

Property and equipment, net	12,816	14,259
Right-of-use assets	—	5,009
Contract acquisition costs, noncurrent	17,083	16,201
Intangible assets, net	3,865	3,515
Goodwill	9,478	9,478
Other assets	1,234	954
Total assets	$216,738	$193,142

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$2,298	$4,756
Accrued expenses and other current liabilities	46,473	45,911
Lease liabilities	—	4,169
Current portion of deferred revenue	105,290	103,075
Total current liabilities	154,061	157,911

Lease liabilities, noncurrent	—	2,693
Deferred revenue, noncurrent	4,454	3,182
Other liabilities, noncurrent	6,329	9,324
Long-term debt	101,074	98,548
Total liabilities	265,918	271,658

Commitments and contingencies

Stockholders' deficit:
Common stock	28	30
Additional paid-in capital	988,141	1,023,662
Accumulated other comprehensive income	389	549
Accumulated deficit	(1,037,738)	(1,102,757)
Total stockholders' deficit	(49,180)	(78,516)
Total liabilities and stockholders' deficit	$216,738	$193,142

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2019	2020	2019	2020
Cash flows from operating activities
Net loss	$(29,101)	$(22,221)	$(95,797)	$(65,019)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,691	1,126	5,307	3,490
Non-cash lease expense	—	1,044	—	2,997
Amortization of contract acquisition costs	3,008	3,657	8,503	10,577
Stock-based compensation	5,482	10,291	17,748	23,948
Other, net	819	1,634	816	3,456
Changes in operating assets and liabilities:
Accounts receivable, net	(2,915)	(2,855)	14,370	10,179
Contract acquisition costs	(4,031)	(4,047)	(9,017)	(9,939)
Prepaid expenses and other assets	3,026	474	(362)	4,039
Accounts payable	862	2,991	304	2,397
Operating lease liabilities	—	(996)	—	(2,564)
Accrued and other liabilities	1,978	5,159	(3,876)	506
Deferred revenue	(338)	2,027	(2,937)	(3,487)
Net cash used in operating activities	(19,519)	(1,716)	(64,941)	(19,420)

Cash flows from investing activities
Purchases of property and equipment	(1,683)	(1,105)	(4,860)	(4,259)
Purchases of securities available for sale	(14,387)	—	(93,331)	(11,149)
Proceeds from maturities of securities available for sale	28,000	4,900	71,500	29,200
Purchases of intangible assets	—	(6)	—	(111)
Net cash provided by (used in) investing activities	11,930	3,789	(26,691)	13,681

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	3,294	3,099	7,812	6,748
Shares repurchased for tax withholdings on vesting of restricted stock	(98)	(194)	(1,110)	(717)
Proceeds from exercise of stock options	70	446	1,501	2,505
Net cash provided by financing activities	3,266	3,351	8,203	8,536
Effect of exchange rate changes on cash and cash equivalents	(105)	(66)	(33)	173
Net (decrease) increase in cash and cash equivalents	(4,428)	5,358	(83,462)	2,970
Cash and cash equivalents at beginning of period	97,939	78,455	176,973	80,843
Cash and cash equivalents at end of period	$93,511	$83,813	$93,511	$83,813

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2019	2020	2019	2020
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$37,841	$46,906	$107,105	$133,689
Cost of revenue:
Subscription	9,045	9,372	25,896	27,288
Subscription gross profit on a GAAP basis	28,796	37,534	81,209	106,401
Subscription gross margin on a GAAP basis	76%	80%	76%	80%

Stock-based compensation	151	377	341	750
Subscription gross profit on a non-GAAP basis	$28,947	$37,911	$81,550	$107,151
Subscription gross margin on a non-GAAP basis	76%	81%	76%	80%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$56,952	$58,042	$173,839	$167,318
Stock-based compensation	(5,161)	(9,469)	(16,989)	(22,437)
Amortization of certain intangible assets	(20)	(20)	(60)	(60)
Reversal of contingent tax-related accrual	—	—	1,293	—
Total operating expenses on a non-GAAP basis	$51,771	$48,553	$158,083	$144,821

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(26,649)	$(18,875)	$(88,093)	$(56,217)
Stock-based compensation	5,435	10,119	17,606	23,681
Amortization of certain intangible assets	20	20	60	60
Reversal of contingent tax-related accrual	—	—	(1,293)	—
Operating loss on a non-GAAP basis	$(21,194)	$(8,736)	$(71,720)	$(32,476)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(60)%	(35)%	(69)%	(37)%
Stock-based compensation	13	19	14	16
Amortization of certain intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	(1)	—
Operating margin on a non-GAAP basis	(47)%	(16)%	(56)%	(21)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(29,101)	$(22,221)	$(95,797)	$(65,019)
Stock-based compensation	5,482	10,291	17,748	23,948
Amortization of certain intangible assets	20	20	60	60
Reversal of contingent tax-related accrual	—	—	(1,293)	—
Net loss on a non-GAAP basis	$(23,599)	$(11,910)	$(79,282)	$(41,011)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(1.05)	$(0.75)	$(3.50)	$(2.24)
Stock-based compensation	0.20	0.35	0.65	0.83
Amortization of certain intangible assets	—	—	—	—
Reversal of contingent tax-related accrual	—	—	(0.05)	—
Net loss per share on a non-GAAP basis	$(0.85)	$(0.40)	$(2.90)	$(1.41)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2019	2020	2019	2020
Billings:
Total revenue	$44,766	$53,645	$127,224	$153,337
Add:
Deferred revenue (end of period)	88,214	103,075	88,214	103,075
Deferred revenue, noncurrent (end of period)	2,751	3,182	2,751	3,182
Less:
Deferred revenue (beginning of period)	(87,616)	(101,982)	(88,959)	(105,290)
Deferred revenue, noncurrent (beginning of period)	(3,687)	(2,248)	(4,943)	(4,454)
(Decrease) increase in deferred revenue (current and noncurrent)	(338)	2,027	(2,937)	(3,487)
Billings	$44,428	$55,672	$124,287	$149,850

Reconciliation of Net Cash Used in Operating Activities to Adjusted Net Cash Used in Operating Activities:
Net cash used in operating activities	$(19,519)	$(1,716)	$(64,941)	$(19,420)
Proceeds from shares issued in connection with employee stock purchase plan	3,294	3,099	7,812	6,748
Adjusted net cash (used in) provided by operating activities	$(16,225)	$1,383	$(57,129)	$(12,672)